(10)(a)Development Agreement and exhibits thereto for the acquisition of a joint venture interest in the Sin Vacas Joint Venture (filed as Exhibit 10.2 to ost-Effective Amendment No. 2 to the Partnership's Registration Statement
       o. 2-86262 effective March 22, 1984 and incorporated herein by reference.

(10)(b) Development Agreement and exhibits thereto for the acquisition of the Autumn Ridge property (included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1985 and incorporated herein by reference).

(10)(c) Development Agreement and exhibits thereto for the acquisition of a joint venture interest in the Villa Antigua Joint Venture (included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1985 and incorporated herein by reference).

(10)(d) Documents pertaining to the permanent loan refinancing for the Sin Vacas Joint Venture (included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1987 and incorporated herein by reference).

(10)(e) Documents pertaining to the permanent loan refinancing for the Autumn Ridge Joint Venture (included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1987 and incorporated herein by reference).

(10)(f) Documents pertaining to the permanent loan for the Villa Antigua Joint Venture (included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1987 and incorporated herein by reference).

(10)(g) Property management agreement between Autumn Ridge Joint Venture and Berry and Boyle Residential Services.(included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1990 and incorporated herein by reference).

(10)(h) Documents pertaining to the permanent loan refinancing for the Sin Vacas Joint Venture (included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1992 and incorporated herein by reference).

(10)(i) Documents pertaining to the permanent loan refinancing for the Autumn Ridge Joint Venture (included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1992 and incorporated herein by reference).

(10)(j) Documents pertaining to the permanent loan refinancing for the Villa Antigua Joint Venture (included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1992 and incorporated herein by reference).